UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K/A

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Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2015
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Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

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Commission File Number: 000-54377

MD	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 469-6100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
On November 24, 2014, Griffin Capital Essential Asset REIT, Inc., a Maryland corporation (the "Registrant") filed with the United States Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial Report") for the purpose of announcing its entry into an Agreement and Plan of Merger (the "Merger Agreement"), dated November 21, 2014, with Signature Office REIT, Inc., a Maryland corporation ("SOR") and Griffin SAS, LLC, a Maryland limited liability company and wholly owned subsidiary of the Registrant ("Merger Sub"). The Merger Agreement provided for the Merger of SOR with and into Merger Sub (the "Merger"), with Merger Sub surviving as a wholly owned subsidiary of the Registrant.
Following approval from both boards of directors and SOR's stockholders of the Merger, the Merger was consummated on June 10, 2015. Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant hereby amends its Current Report on Form 8-K filed on June 11, 2015, for the purpose of filing: (1) the audited consolidated financial statements of SOR as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013 and 2012; (2) the unaudited condensed financial statements of SOR as of and for the three months ended March 31, 2015, and (3) the pro forma consolidated financial statements of the Registrant as of and for the three months ended March 31, 2015 and the year ended December 31, 2014, as required by Item 9.01 of Form 8-K with respect to the completion of the Merger in accordance with Article 11 of Regulation S-X.
In accordance with Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and unaudited pro forma financial information.
Item 9.01. Financial Statements
(a)     Financial statements of business acquired.
The audited consolidated financial statements of SOR as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013 and 2012 and the unaudited condensed financial statements of SOR as of and for the three months ended March 31, 2015 are filed herewith as Exhibits 99.2 and 99.3, respectively, and are incorporated in this Item 9.01 by reference.
(b)     Pro forma financial information.
The unaudited pro forma consolidated financial statements of the Registrant as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014, giving effect to the Merger, are filed herewith as Exhibit 99.4 and incorporated in this Item 9.01(b) by reference.
(d)     Exhibits.
23.1    Consent of Deloitte & Touche LLP.
99.2    Audited consolidated financial statements of SOR as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013 and 2012.
99.3    Unaudited condensed consolidated financial statements of SOR as of and for the three months ended March 31, 2015.
99.4    Unaudited pro forma consolidated financial statements of the Registrant as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

Date: August 26, 2015	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer